SilverBow
RESOURCES®

SilverBow Resources Corporate Presentation

November 2018

Forward-Looking Statements

THE MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed reflect management's current plans and assumptions, are subject to numerous risks and uncertainties, many of which are beyond the Company's control, and certain of which are set out in our most recent Form 10-K and Form 10-Q filed with the SEC. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves
Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at strip pricing as of September 30, 2018 for year end 12/31/17 reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

Company Overview

SBOW
LISTED
NYSE

NYSE Symbol:	SBOW
Market Cap[(1)]:	$301 million
Enterprise Value[(1)]:	$621 million
12/31/17 PV-10 Value[(2)]:	$745 million
Production 3Q18[(3)]:	192 MMcfe/d
Production Mix[(4)]:	83% Gas
Proved Reserves[(2)]:	994 Bcfe
% Proved Developed:	43%
R/P (years)[(5)]	14.1
Net Acreage 3Q18[(6)]:	101,000



La Salle
Mc Mullen
Live Oak
Webb

Eagle Ford Pure Play:

- Leader in Eagle Ford gas play
- Premium Gulf Coast markets
- Strong production and EBITDA growth
- Focus on margins and returns
- Balance sheet provides financial and operational flexibility
- Veteran management team with substantial experience in the play

Value and growth investment opportunity

(1) Market capitalization value as of 11/1/18; EV = Market Cap of $301.2 million (11.692 million shares outstanding @ $25.76/sh) plus $319.5 million of net debt as of 9/30/18
(2) PV-10 based on reserves as of 12/31/17 using 9/30/18 strip pricing excluding divested AWP Olmos properties
(3) Daily average production presented on a three stream basis
(4) Represents reported production mix for 3Q18
(5) Proved reserves based on 12/31/17 divided by 3Q18 production
(6) Includes 4,512 net acres under option expected to be exercised August 2019

Proven Results Through Repeat Execution

SBOW LISTED NYSE

	2018 Objectives	Highlights
EBITDA / Production Growth	▪ Accelerate growth through expanded capital program ▪ Achieve Adj. EBITDA margin of > 65% ▪ Demonstrate strong Adj. EBITDA growth in 2H18 and into 2019	✓ Added 2nd drilling rig, forecasted production growth of 36% from 2Q18 to 4Q18E(1) ✓ 3Q18 Adj. EBITDA margin of 68% ✓ 3Q18 Adj. EBITDA of $44.5 million
Cost Control	▪ Target LOE of < $0.25/Mcfe ▪ Target all-in OPEX of < $1.10/Mcfe(2) ▪ Target breakeven < $2.25/Mcfe in Eagle Ford gas play	✓ 3Q18E LOE of $0.24/Mcfe ✓ 3Q18 all-in OPEX of $1.04/Mcfe(2) ✓ Drilling program achieving < $2.25/Mcfe YTD
Resource Delineation	▪ Optimize Upper Eagle Ford development in Webb County ▪ Further delineate 60,000 gross acre position in Southern Eagle Ford gas window	✓ 12 Upper Eagle Ford wells drilled to date with last six wells exceeding type curve ✓ 17 recent wells(4) drilled and producing; actively testing landing targets and stimulation designs
Balance Sheet Discipline	▪ Optimize asset portfolio through divestitures on non-core assets ▪ Maintain strong liquidity position	✓ Reduced well count 56% with AWP Olmos sale ✓ $410 million borrowing base, represents $80 million increase in liquidity from 3Q18

(1) Using the midpoint of FY18 production guidance
(2) All-in operating expenses comprised of lease operating expenses, general and administrative, transportation and processing, and production taxes
(3) Unadjusted costs
(4) Recent wells defined as wells drilled in 2017 and 2018

Portfolio Overview

Area (% Avg WI)	Net Acres	% Gas	3Q18 Production (MMcfe/d)	Gross Undrilled Locations[3]	# Prod Wells[1]
Fasken Area (64% - 100%)	7,722	100%	102.6		
Lower EF Gas				21	73
Upper EF Gas				69	10
Austin Chalk Gas				60	0
AWP Area (98% - 100%)	39,422[1]	67%	33.5		
North LEF Oil				48	73
South LEF Gas				141	24
Artesia Area (88% - 100%)	11,548	46%	29.6		
North LEF Cond.				17	23
South LEF Cond.				45	20
Oro Grande Area (100%)	27,085	100%	16.8		
Lower EF Gas				124	9
Uno Mas Area (100%)	15,223	100%	8.0		
Lower EF Gas				75	3
Upper EF Gas				62	0
Other[2]		49%	1.5	26	112
Total	**101,000**	**83%**	**192.0**	**688**	**347**


Uno Mas
AWP
PIONEER
CARRIZO
La Salle
Artesia
EP ENERGY
Dimmit
SANCHEZ
BHP
BHP
BHP
McMullen
PIONEER
Live Oak
CHESAPEAKE ENERGY
SR SIERRA
XTO ENERGY
VITRUVIAN
noble energy
SM ENERGY
VITRUVIAN
Oro Grande
Duval
Fasken
Laredo
Webb
Legend
101,000 net Eagle Ford acres
347 producing wells
0 10 20 40 Miles

101,000 net Eagle Ford acres in core gas and condensate windows

(1) Includes 4,512 net acres under option expected to be exercised August 2019
(2) Other includes certain TX Osage Area wells that cumulatively represent <1% of production
(3) As of 9/30/18; gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

Building a World Class Eagle Ford Gas Play

SBOW
LISTED
NYSE

Fasken



La Salle
Mc Mullen
Live Oak
Fasken
Webb

Repeatable Results:

- ~8,800 gross acres
- 195 MMcfe/d gross production
- 83 producing wells
- 2 Tcfe gross potential resource(1)
- Average WI/NRI of 66%/50%

Southern Eagle Ford



Mc Mullen
La Salle
Oro Grande
AWP
Uno Mas
Live Oak
Webb

Successful Delineation:

- ~60,000 gross acres
- 95 MMcfe/d gross production from recent wells(2)
- 17 recent wells producing(2)
- 4 Tcfe gross potential resource(1)
- Average WI/NRI of 100%/75%

Replicating Fasken results unlocks 60,000 acres and 4 Tcfe of potential resource

(1) Based on recent analogues
(2) Recent wells defined as wells drilled in 2017 and 2018

SBOW
LISTED
NYSE

Quality Reservoir With Stacked Pay Potential

Lower Eagle Ford Isopach Map



ZAVALA
FRIO
ATASCOSA
KARNES
Maverick
Dimmit
LA SALLE
LIVE OAK
Edwards Shelf
Sligo Shelf
A
A'
Feet
300
200
100
50

SBOW's acreage is among thickest in Lower Eagle Ford which further supports stacked pay development

A – A' Cross Section and Targeting



Fasken
Oro Grande
Uno Mas
Current Target
Future Target
Upper EF
210' Thick
Lower EF
160' Thick
Bude
Lower EF
330' Thick
Bude
Upper EF
110' Thick
Lower EF
220' Thick
Bude

SBOW LISTED NYSE

SilverBow Leads Pack in Top 50 Gas Wells…

Top 50 Wells First Twelve-Months Cum Gas Prod (MMcf)



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
SilverBow
Other
Benchmarks
Top 50 Average
Top 10% Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average

Top 50 Eagle Ford Gas Locations



Legend
SBOW
Recent Additions (Since 4/16/18)
Existing Wells (Pre-4/16/18)
McMullen
Webb

SilverBow has drilled 20 of top 50 Eagle Ford gas wells

Source: Drilling Info first 12 month cumulative gas production for Eagle Ford gas wells. Database includes approximately 5,800 EF gas wells
Performance benchmarks include SilverBow wells. Data as of 9/9/18
One well in DeWitt county excluded from map representation

...as well as in the Southern Eagle Ford Gas Trend

Southern Eagle Ford Gas: First 12 Mo Cum Gas Production


Legend
SBOW
Offset Operators
3,000
2,500
2,000
1,500
1,000
500
0
Cum Gas Prod (MMcf)
0
6
12
Time (months)

Southern Eagle Ford Gas Well Locations


Legend
SBOW
Recent Additions (Since 4/16/18)
Existing Wells (Pre-4/16/18)
Webb

SilverBow is successfully transferring expertise to emerging Southern Eagle Ford gas trend

Southern Eagle Ford Gas Trend: Wells with TVD greater than 11,500' in La Salle, McMullen, and Live Oak County in the 'Dry Gas' area spud in 2011 or later
Source: RS Energy Group

Strong Well Results Across Acreage Position


GKT 2 Well Pad
30-day rate: 24.6 MMcfe/d
(3% Liquids)
Bracken 2 Well Pad
30-day rate: 29.3 MMcfe/d
(37% Liquids)
Evans 2 Well Pad
30-day rate: 15.3 MMcfe/d
(57% Liquids)
Fasken 6 Well Pad
30-day rate: 51.9 MMcfe/d
(100% Gas)
Rio Bravo 3 Well Pad
30-day rate: 23.5 MMcfe/d
(100% Gas)
NMC 2 Well Pad(1)
7-day rate: 27.4 MMcfe/d
(100% Gas)
McMullen
Live Oak
Jim Wells
Webb
0 10 20 40 Miles

(1) NMC EF 5H and NMC EF 6H reflect the average of the most recent seven days of production ending 11/3/18

Fasken Lower Eagle Ford Well Performance

Fasken Lower Eagle Ford Wells


Webb
1
2
3

Daily Gas Production (Normalized to 7,500')


30
25
20
15
10
5
0
Daily Production (MMcf)
0
60
Time (days)
120
180
Historical
Avg. Historical (9 BCF)
LEF 14 BCF TC
68H
69H
70H

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	EUR/ft (MMcfe /ft)	Well Spacing (ft)
1	Fasken 68H	5,919'	2,536	63	15'	2.03	660'
2	Fasken 69H	5,796'	1,973	26	24'	2.01	660'
3	Fasken 70H	5,814'	1,516	23	30'	1.98	660'

Recent Fasken Lower Eagle Ford wells are outperforming type curve

Cumulative Gas Production (Normalized to 7,500')


3,000
2,500
2,000
1,500
1,000
500
0
Cum Production (MMcf)
0
60
Time (days)
120
180
Historical
Avg. Historical (9 BCF)
LEF 14 BCF TC
68H
69H
70H

Fasken Upper Eagle Ford Well Performance

Fasken Upper Eagle Ford Wells


Webb
1
2
3

Daily Gas Production (Normalized to 7,500')


Daily Production (MMcf)
20
15
10
5
0
0
60
Time (days)
120
180
Historical
Avg. Historical (8 BCF)
UEF 10 BCF TC
107H
108H
109H

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	EUR/ft (MMcfe /ft)	Well Spacing (ft)
1	Fasken 107H	5,518'	2,542	63	15'	1.81	660'
2	Fasken 108H	5,912'	2,016	31	25'	1.69	660'
3	Fasken 109H	5,579'	1,583	23	29'	1.78	660'

Recent Fasken Upper Eagle Ford wells are outperforming type curve

Cumulative Gas Production (Normalized to 7,500')


Cum Production (MMcf)
1,400
1,200
1,000
800
600
400
200
0
0
60
Time (days)
120
180
Historical
Avg. Historical (8 BCF)
UEF 10 BCF TC
107H
108H
109H

Southern Eagle Ford Gas Well Performance

SBOW
LISTED
NYSE

Southern Eagle Ford Gas Wells



La Salle
McMullen
Live Oak
1
2
3
4

Daily Production (Normalized to 7,500')



40
30
20
10
0
Cum Production (MMcfe)
0
60
Time (days)
120
180
Historical
10 BCFE
12 BCFE
14 BCFE
Bracken 25H
Bracken 26H
GKT Collins 1H
GKT Map 2H

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	EUR/ft (MMcfe /ft)	Well Spacing (ft)
1	Bracken 25H	6,681'	2,387	56	20	1.84	800'
2	Bracken 26H	9,221'	2,740	56	20	1.50	800'
3	GKT-Collins 1H	7,536'	4,495	62	17	1.56	Parent
4	GKT-Map 2H	7,132'	3,396	64	17	1.60	Parent

Strong performance from recent Southern Eagle Ford gas wells delineate reservoir

Cumulative Production (Normalized to 7,500')



2,000
1,500
1,000
500
0
Cum Production (MMcfe)
0
60
Time (days)
120
180
Historical
10 BCFE
12 BCFE
14 BCFE
Bracken 25H
Bracken 26H
GKT Collins 1H
GKT Map 2H

SBOW LISTED NYSE

Large Slickwater Completions Driving Results

Fasken Upper Eagle Ford Wells


Webb
HY 1,000 – 1,500
HY 1,500 – 2,000
HY 2,000 – 2,500
SW 2,500 – 3,000

Daily Gas Production (Normalized to 7,500')


15
10
5
0
Daily Production (MMcf)
0
60
120
180
Time (days)
75%
HY 1,000 - 1,500
HY 1,500 - 2,000
HY 2,000 - 2,500
SW 2,500 - 3,000
UEF 10 BCF TC

Completions Evolution

Generation 1	Generation 2	Generation 3
1,000 - 2,000 lb/ft proppant concentration	2,000 - 2,500 lb/ft proppant concentration	2,500 - 4,500 lb/ft proppant concentration
20 - 30 bbl/ft fluid	25 - 35 bbl/ft fluid	50- 90 bbl/ft fluid
Hybrid gel	Hybrid gel	Slickwater
20/40 & 30/50 sand	30/50 & 40/70 sand	40/70 & 100 mesh sand
350' stage spacing	250' - 300' stage spacing	165' - 200' stage spacing

Fasken Upper Eagle Ford in full development mode with optimized fracs; Generation 3 completions realizing 75% increase in production from type curve

Best Gas Take-Away Market in the U.S.

SBOW Unhedged Gas Differential to Henry Hub


($/Mcf)
$0.08
$0.04
$0.00
($0.04)
($0.08)
($0.12)
($0.05)
($0.10)
($0.08)
($0.07)
$0.06
2014
2015
2016
2017
2018 (YTD)

2017 Natural Gas Basis[2]

Full Year 2017


Rockies ($0.41)
San Juan ($0.44)
Panhandle ($0.38)
Waha ($0.42)
Chicago ($0.07)
Marcellus (Dominion S. Point) ($0.87)
Transco Miss/Ala ($0.05)
Houston Ship Channel ($0.06)

Gulf Coast Markets Yielding $0.35/Mcf to $0.70/Mcf Higher Net Backs

Sources of Demand Growth[1]


Significant Existing
Midstream Infrastructure
Petrochemical Complex
+3-4 Bcf/d
LNG Exports
+4-8 Bcf/d
Mexico Exports
+1-3 Bcf/d

Increasing demand from Petrochemical Complex, LNG Exports and Mexico Exports yields favorable differentials

(1) Source: EIA Annual Energy Outlook – 2018
(2) Source: Platt's Inside GMR vs. Henry Hub

Executing on Strategy

SBOW LISTED NYSE

Daily Production[1]



(MMcfe/d)
280
240
200
160
120
80
40
0
+36%(2)
123
134
148
168
154
160
192
203
233
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18 (e)
Actuals
Low Guidance
High Guidance

LOE



($mm)
($/Mcfe)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.47
$0.36
$0.41
$0.34
$0.34
$0.26
$0.24
$0.23
$0.20
$5.8
$4.8
$5.8
$5.5
$5.0
$3.8
$4.2
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18 (e) (2)
LOE
$/Mcfe

Cash G&A, Net



($mm)
($/Mcfe)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.68
$0.39
$0.32
$0.30
$0.29
$0.31
$0.22
$0.24
$0.21
$8.3
$5.2
$4.6
$5.0
$4.2
$4.5
$3.9
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18 (e) (2)
G&A
$/Mcfe

Adjusted EBITDA



($mm)
$50
$40
$30
$20
$10
$0
$21
$27
$31
$42
$36
$31
$44
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

Focused on production growth and lower costs

(1) Excludes noncore properties sold in 2017 and AWP Olmos divestiture in 1Q18. See appendix for details

(2) Using the midpoint of 4Q18 production guidance

Updated 2018 Capital Budget

Commentary

- Revised 2018 Capital Program: $290-$310 million
  - Increased capital allocation to drilling and completions from 70% to 83%
  - Increased capital due to high intensity slickwater completion techniques across the portfolio
  - Faster cycle times have led to 2-3 net additional wells drilled and 3-4 net additional wells completed
  - Incurred a variety of one-time costs associated with delineating Southern Eagle Ford gas position
  - Eliminated significant capital expenditures through optimizations of the company's field facilities and frac hit mitigation strategy

Capital Bridge

($millions)


$350
$325
$300
$275
$250
$225
$255
$30
$24
$16
$25
$300
Previous Capital Plan Mid-point
Increased Stimulation Design
Additional Wells Drilled and Completed
One-time Operational Costs
Capital Reductions of Facilities and Optimizations
Revised Capital Plan Mid-point

Note: Budget subject to adjustments based on changes in commodities and costs

Increase in Proppant Intensity

(lb per foot)


+88%
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,650
2,050
3,100
2017
1H 2018
3Q 2018

2018E Capital Budget


83% D&C
Fasken UEF - 13%
Oro Grande - 19%
Uno Mas - 9%
Facilities / Optimization / Other - 8%
Leasing/Land - 9%
AWP - 15%
Artesia - 12%
Fasken LEF - 15%

2018E Capital Program: $290-$310 million

2018 Guidance

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	4Q17	FY17	1Q18	2Q18	3Q18	4Q18	FY18
Production Volumes:							
Oil (Bbls/d)	2,489	1,874	1,967	1,549	1,685	1,780 – 2,060	1,745 – 1,815
NGL (Bbls/d)	3,772	2,866	2,756	2,319	3,630	3,400 – 3,920	3,030 – 3,160
Gas (MMcf/d)	140	125	132	137	160	172 – 197	151 – 157
Total Reported Production (MMcfe/d)	**177**	**154**	**161**	**160**	**192**	**203 – 233**	**179 – 187**
Product Pricing:							
Natural Gas NYMEX Differential ($/Mcfe)	($0.05)	($0.07)	$0.00	$0.13	$0.06	$0.10 – $0.15	N/A
Crude Oil NYMEX Differential ($/Bbl)	$2.23	($0.44)	$1.72	$0.65	$2.18	$1.50 – $3.50	N/A
Natural Gas Liquids (% of WTI)	44%	42%	36%	37%	44%	37% – 39%	N/A
Costs and Expenses							
Lease Operating Expenses ($/Mcfe)	$0.34	$0.39	$0.34	$0.26	$0.24	$0.20 – $0.23	$0.25 – $0.26
Transportation and Processing ($/Mcfe)	$0.32	$0.34	$0.35	$0.37	$0.35	$0.32 – $0.37	$0.35 – $0.36
Production Taxes (% of Revenue)	3.1%	4.2%	5.7%	5.2%	3.8%	4.0% – 4.7%	4.6% – 4.8%
G&A Expense (Cash Only, $MM)	$5.0	$23.2	$4.2	$4.5	$3.9	$4.3 – $4.8	$16.9 – $17.4
DD&A Expense ($/Mcfe)	$0.89	$0.84	$0.91	$0.90	$1.06	$1.05 – $1.20	$0.99 – $1.03
Cash Interest Expense ($MM)	$3.2	$11.3	$5.6	$6.0	$6.9	$6.5 – $7.5	N/A


SilverBow
RESOURCES

Financial Summary

Top Quartile Operating Expenses

Total Operating Expenses – 2Q18

(Pre-G&A, $/Mcfe)


$2.50
$2.00
$1.50
$1.00
$0.50
$-
Peer Group Avg. (excl. SBOW): $1.35
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
SilverBow 2Q18
SilverBow 3Q18
Peer J

Note: Total operating expenses include lease operating expenses, transportation and processing, and production taxes
Source: Company Filings
Peers (in alphabetical order) include: Approach Resources, Comstock Resources, Eclipse Resources, Gastar Exploration, HighPoint Resources (fka Bill Barrett), Jones Energy, Penn Virginia, Sanchez Energy, SandRidge Energy, WildHorse Resource Development

Culture of Continuous Capital Cost Optimization

SBOW LISTED NYSE

Drilling Cost Per Well(1)(2)


($000)
61% Decline
$6,000
$4,000
$2,000
$0
$4,560
$3,085
$2,317
$1,776
$1,924
$1,777
2013
2014
2015
2016
2017
2018

Completion Well Cost(1)


($000)
33% Decline
$6,000
$4,000
$2,000
$0
$4,395
$4,533
$3,550
$3,091
$2,637
$2,966
2013
2014
2015
2016
2017
2018(3)

Completion Cost Per Stage(1)


($000)
53% Decline
$400
$300
$200
$100
$0
$245
$238
$142
$99
$113
$115
2013
2014
2015
2016
2017
2018(3)

Completion Cost Per Lbs Proppant(1)


($/lbs)
62% Decline
$0.80
$0.60
$0.40
$0.20
$0.00
$0.70
$0.50
$0.32
$0.27
$0.25
$0.26
2013
2014
2015
2016
2017
2018(3)

(1) Indicative of Fasken well costs; D&C costs are exclusive of location costs and tubing installs
(2) Drilling well cost represents rig release to rig release
(3) 2018 completion costs reflect transition to slickwater and larger frac designs

Financial Discipline is Integral to Strategy

SBOW
LISTED
NYSE

- **Preserve financial flexibility**
  - Strong liquidity position: ~$290MM(1)(2)
  - Active hedge program to protect cash flows
  - No near-term maturities
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
- **Disciplined capital allocation**
  - Focused on full-cycle returns
  - Returns-focused production growth
  - Modeling various commodity price decks
- **Conservative target leverage**
  - Total Debt / LQA Adj. EBITDA(3): 1.8x

NYSE Symbol	SBOW
Share Price (11/1/18)	$25.76
Shares Outstanding (9/30/18)	11.692
Equity Market Capitalization	$301.2
Plus: Revolving Credit Facility(1)	$124.0
Plus: Second Lien(1)	200.0
Less: Cash(1)	4.5
Enterprise Value	$620.6

Note: All values in millions, except per share value amounts



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2018
2019
2020
2021
2022
2023
2024
$410
Undrawn
Credit Facility
$124
$200
2nd Lien

Fully funded capital program using cash flows from operations and borrowings under revolving credit facility

(1) Debt outstanding and cash as of 9/30/18
(2) $410 million borrowing base effective 11/6/18
(3) Last quarter annualized as of 9/30/18

Hedging Summary[1]

- SilverBow actively hedges expected production to protect project returns and support planned capital expenditures
  - Bias towards swaps and collars
- Hedge volumes for balance of 2018 cover ~70% of 2018 production guidance midpoint
- NGL hedge volumes are ~1,610 Bbls/d in 4Q18 and ~1,645 Bbls/d in 2019
- Layering in 2019 and 2020 natural gas basis hedges and 2019 oil basis hedges

	2018	2019	2020
Wtd Avg NYMEX Gas Price	$2.96	$2.91	$2.79
Wtd Avg NYMEX Oil Price	$52.23	$53.79	$52.36
Wtd Avg Mount Belvieu NGL Price	$24.79	$27.05	N/A

Natural Gas Hedging


(Mcf/d)
($ / Mcf)
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
$3.20
$3.10
$3.00
$2.90
$2.80
$2.70
$2.60
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2018 2019 2020
Hedged Volume
Hedged Price

Oil Hedging


(Bbl/d)
($ / Bbl)
1,600
1,400
1,200
1,000
800
600
400
200
0
$55
$54
$53
$52
$51
$50
$49
$48
$47
$46
$45
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2018 2019 2020
Hedged Volume
Hedged Price

(1) Hedge information as of 9/30/18. The above analysis assumes 1 Mcf equals 1 MMBtu


SilverBow
RESOURCES

Conclusion

Attractive Valuation vs. Natural Gas Peers

SBOW
LISTED
NYSE

EV/2019E EBITDA[(1)]



8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
-
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
SilverBow
Peer K
Peer L

EBITDA Margin[(2)]



80%
70%
60%
50%
40%
30%
20%
10%
0%
Peer A
SilverBow
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
Peer K
Peer L

Source: FactSet

Peers (in alphabetical order) include: Antero Resources, Cabot Oil & Gas, Chesapeake Energy, Comstock Resources, Eclipse Resources, EQT Corporation, Goodrich Petroleum, Gulfport Energy, PetroQuest Energy, Range Resources, Southwestern Energy, Ultra Petroleum

(1) EV/2019E EBITDA = Enterprise Value / consensus estimates of 2019 EBITDA. Includes the effect of hedging. Pricing as of 10/23/18

(2) 2Q18 as reported. Includes the effect of hedging

Note: SilverBow and peer data is based on the arithmetic average of all consensus estimates publicly at the time of publication of the consensus figures on FactSet. Any opinions, forecasts, estimates, projections or predictions regarding SilverBow's and its peers' performance made in such public data or by the analysts are theirs alone and do not in any way represent the opinions, forecasts, estimates, projections or predictions of SilverBow or its management. In providing these figures, SilverBow does not imply its endorsement of, or concurrence with, such information. The figures are provided for information purposes only and should not be relied upon in making an investment decision

Investment Highlights: Why SilverBow?

SBOW
LISTED
NYSE

Pure Play Eagle Ford Operator	▪ 101,000 net acres in core gas and condensate windows of Eagle Ford shale ▪ Acute focus on production and EBITDA growth while prudently delineating position ▪ Access to premium markets yield favorable differentials and takeaway capacity
Premier Assets & Substantial Growth Potential	▪ Deep inventory of high quality locations providing 14 years of development ▪ Quality reservoir allowing for stacked pay and further upside potential ▪ Ability to generate robust well-level IRRs across acreage position
Attractive Operating Margins & Returns	▪ Industry leading all-in cost structure and full cycle margins ▪ Breakeven economics significantly below current commodity price levels ▪ Substantial capital cost optimization initiatives identified and underway
Strong Balance Sheet & Financial Flexibility	▪ Conservative leverage profile with no debt maturities until late 2022 ▪ Borrowing base recently increased to $410 million providing ample liquidity ▪ Active commodity hedging program supports multi-year development plan
Experienced Management Team	▪ Veteran management team with substantial experience in Eagle Ford shale ▪ Management compensation aligned with long-term shareholder returns ▪ Proven track record of operational excellence and efficient development

SilverBow presents a compelling valuation with exceptional assets, significant near-term catalysts and substantial long-term growth prospects



Appendix

SBOW LISTED NYSE

Strong Returns in Current Price Environment

IRR's Across SilverBow's Portfolio ($3.00 gas / $50.00 oil)[1]


124%
94%
60%
43%
41%
41%
Fasken Lower EF
Artesia North LEF Cond.
Oro Grande Lower EF
AWP South LEF Gas
Uno Mas Lower EF
Fasken Upper EF

	Fasken Lower EF	Artesia North LEF Cond.	Oro Grande Lower EF	AWP South LEF Gas	Uno Mas Lower EF	Fasken Upper EF
Producing Wells[2]	73	23	9	24	3	10
Drilling Locations[2]	21	17	124	141	75	69
Type Curve EUR (Bcfe)	14	9	14	11	12	10
Type Curve EUR / 1,000 ft	1.9	1.2	1.9	1.5	1.6	1.3
Lateral Length	7,500	7,500	7,500	7,500	7,500	7,500
Well Cost ($MM)[3]	$4.7	$5.0	$7.9	$6.0	$7.9	$4.7
NPV-10 ($MM)	$6.3	$8.2	$6.9	$5.4	$4.7	$2.5
IRR (%)	124%	94%	60%	43%	41%	41%
Payback (Years)	0.7	1.3	1.6	2.3	2.0	2.3

Core Eagle Ford acreage with compelling returns

(1) Assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges
(2) As of 9/30/18
(3) Cost includes: locations, roads, area-specific D&C, 10 days of flowback, tubing installation, and facilities hook-up

Capital Structure

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due 2022)**
  - $410 million borrowing base
  - LIBOR + 2.00%-3.00%
  - 12 banks led by J.P. Morgan
  - Total Debt / LTM Adj. EBITDA < 4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adj. EBITDA < 4.5x
- **Common Equity**
  - Stock symbol is "SBOW" and is listed on the NYSE
  - 11.692 million shares outstanding as 11/1/18

Adjusted EBITDA Reconciliation

SBOW
LISTED
NYSE

($ thousands)	2017	2018		
	4Q	1Q	2Q	3Q
Net Income	$25,137	$8,466	$2,319	$7,080
Adjustments to EBITDA				
DD&A	14,558	13,131	13,096	18,766
Accretion of ARO	600	159	84	87
Interest, net	3,953	5,890	6,585	7,212
Derivative (gain) / loss	(3,448)	6,355	10,752	13,600
Derivative cash settlements	807	735	(3,212)	(4,060)
Income tax expense / (benefit)	(1,954)	--	328	220
Non-cash Equity Compensation	2,311	1,359	1,316	1,566
Adjusted EBITDA	$41,964	$36,095	$31,268	$44,471

Reconciliation of PV-10 to Standardized Measure

SBOW
LISTED
NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2017 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2017 average adjusted prices after differentials were $2.95 per Mcf of natural gas, $50.38 per barrel of oil, and $20.32 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely-used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2017)	2017
Standardized Measure of Discounted Future Net Cash Flows	$732
Future income taxes (discounted at 10%)	73
SEC PV-10 Value	**$805**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.